Exhibit 10.24

Paul D. Dickman
33680 County Rd. 112,
Robertsdale , AL 36567	March 20, 2020

Dear Mr. Dickman,

It has come to our attention that Medicine Man Technologies, Inc. erroneously issued 500,000 shares of common stock to you on or about January 8, 2019. The grant of such 500,000 shares of common stock is explicitly contingent upon the common stock meeting certain milestones within 36 months from the date of the board of directors' approval - (i) market price of $8.00 per share and (ii) minimum of250,000 shares in average daily trading volume for five consecutive trading days. The shares should not have been issued until the conditions are met. Therefore, we have instructed our common stock transfer agent to cancel the stock certificate representing these shares. In connection with the cancellation of these shares, we hereby request that you (i) countersign this letter and (ii) return this countersigned letter and stock certificates number 1880 and 1881 to us by putting it in the pre-paid UPS envelope enclosed herewith and sending it back to us.

We are requesting the original stock certificates for everyone's protection, in order to prevent the possibility that someone may innocently believe that the stock certificates represents validly issued shares of Medicine Man Technologies, Inc. Failure to promptly return the stock certificate could result in us taking action against you, including but not limited to, termination of the Consulting Agreement for Cause.

At such time as the milestones described above are met, the Company will issue a new stock certificate to you representing the shares.

Thank you for your cooperation.

Sincerely,

/s/ Daniel R. Pabon
Daniel R. Pabon
General Counsel	/s/ Paul Dickman 3/23/2020
Medicine Man Technologies, Inc.	Paul D. Dickman Date

4880 Havana St., Suite 201, Denver, CO 80239

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NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

RESTRICTED

MEDICINE MAN TECHNOLOGIES, INC.

CUSIP NO. 58468U 10 6

NUMBER 1880

SHARES 250,000

AUTHORIZED COMMON STOCK: 90,000,000
PAR VALUE: $0.001

THIS CERTIFIES THAT PAUL DICKMAN

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

Shares of **Medicine Man Technologies, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 6/4/2019

Joe Puglise
COO

MEDICINE MAN TECHNOLOGIES, INC. CORPORATE Seal NEVADA

CEO

Countersigned & Registered: **Globex Transfer, LLC**
(813) 344-4490

By ____________________
Authorized Signature

2

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

RESTRICTED

CUSIP NO. 58468U 10 6

MEDICINE MAN TECHNOLOGIES, INC.

NUMBER 1881

SHARES 250,000

AUTHORIZED COMMON STOCK: 90,000,000
PAR VALUE: $0.001

THIS CERTIFIES THAT PAUL DICKMAN

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

Shares of **Medicine Man Technologies, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 6/4/2019

Joe Puglise
COO

MEDICINE MAN TECHNOLOGIES, INC.
CORPORATE
Seal
NEVADA

CEO

Countersigned & Registered: **Globex Transfer, LLC**
(813) 344-4490

By ____________________
Authorized Signature

3